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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 22, 1997


                             THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)


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
                  DELAWARE                                1-7541                        13-1938568
       (State or other jurisdiction of           (Commission File Number)             (I.R.S. Employer
            incorporation)                                                             Identification No.)


             225 BRAE BOULEVARD                                                            07656-0713
           PARK RIDGE, NEW JERSEY                                                          (Zip Code)
   (Address of principal executive offices)
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       Registrant's telephone number, including area code (201) 307-2000


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ITEM 5.  OTHER EVENTS

         The Board of Directors of The Hertz Corporation (the "Company") adopted new By-laws of the Company, effective April 22, 1997. A copy of the By-laws is attached as Exhibit 3(b) hereto and incorporated herein by reference.

         On April 25, 1997, the Company and Ford Motor Company entered into a Corporate Agreement. A copy of the Corporate Agreement is attached as Exhibit 10(a) hereto and incorporated herein by reference.

         On April 25, 1997, the Board of Directors of the Company adopted The Hertz Corporation Long-Term Equity Compensation Plan. A copy of the plan is attached as Exhibit 10(b) hereto and incorporated herein by reference.

         On April 30, 1997, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation of the Company.
A copy of the Restated Certificate of Incorporation is attached as Exhibit 3(a) hereto and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 The following Exhibits are filed as part of this Report.

                 3(a) Restated Certificate of Incorporation of the Company, effective April 30, 1997

                 3(b)   By-laws of the Company, effective April 22, 1997

                 10(a) Corporate Agreement between the Company and Ford Motor Company, dated April 25, 1997

                 10(b)  The Hertz Corporation Long-Term Equity Compensation Plan





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE HERTZ CORPORATION


                                   By:       /s/ Leo A. Massad, Jr.
                                       ----------------------------------
                                             Leo A. Massad, Jr.
                                             Staff Vice President and Controller
                                             (Principal Accounting Officer)


Date:  May 1, 1997





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                               INDEX TO EXHIBITS


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         EXHIBIT
         NUMBER
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
         3(a)    Restated Certificate of Incorporation of the Company, effective April 30, 1997

         3(b)    By-laws of the Company, effective April 22, 1997

         10(a)   Corporate Agreement between the Company and Ford Motor Company, dated April 25, 1997

         10(b)   The Hertz Corporation Long-Term Equity Compensation Plan
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